UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2026

AB PRIVATE LENDING FUND

(Exact name of registrant as specified in its charter)

Delaware	814-01744	93-6555027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by AB Private Lending Fund (the “Fund”) to amend Item 8.01 - Other Events of that certain Current Report on Form 8-K originally filed by the Fund with the U.S. Securities and Exchange Commission on April 20, 2026 (the “Original Form 8-K”). This Amendment is being filed to correct the net asset value per share of the Fund’s Class I shares included in Item 8.01 of the Original Form 8-K from $25.00 to $24.66. The disclosure of the net asset value per share of the Fund’s Class I Shares in the Original Form 8-K reflected a scrivener’s error. Other than correction of the net asset value per share of the Fund’s Class I shares, no other changes to the Original Form 8-K are made by this Amendment.

Item 8.01 - Other Events.

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of March 31, 2026, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per Share as of March 31, 2026
Class I shares	$24.66
Class S shares	—
Class D shares	—

As of March 31, 2026, the Fund’s aggregate NAV was approximately $166.9 million, the fair value of its investment portfolio was approximately $370.1 million, and it had approximately $215.3 million of debt outstanding (at principal).

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $1.0 billion in common shares of beneficial interest (such shares, the “Shares” and such offering, the “Offering”). Additionally, the Fund has sold unregistered Class I shares as part of the Private Offering. The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Shares sold through the Fund’s distribution reinvestment plan. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I shares	—	—
Class S shares	—	—
Class D shares	—	—
Private Offering:
Class I shares	6,722,567	$168,655,364
Class S shares	—	—
Class D shares	—	—
Total Offering and Private Offering*	6,722,567	$168,655,364

*	Amounts may not sum due to rounding

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2026	AB PRIVATE LENDING FUND

	By:	/s/ Leon Hirth
Leon Hirth
Secretary